UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Fresh Tracks Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 30, 2023
FRESH TRACKS THERAPEUTICS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Central Avenue
Suite 100
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FRTX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On November 30, 2023, Fresh Tracks Therapeutics, Inc. (“Fresh Tracks” or the “Company”) reconvened a special meeting of stockholders (the “Special Meeting”), which was adjourned on November 16, 2023, and held votes on the following proposals:
Proposal 1 – To approve the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Company and the Board of Directors to liquidate and dissolve the Company in accordance with the Plan of Dissolution (the “Dissolution Proposal”).

For	Against	Abstain	Broker Non-Votes
2,680,085	365,921	18,186	0
The number of votes cast “for” Proposal 1 was not sufficient to approve Proposal 1, and therefore, as permitted by the approval of Proposal 2 as discussed below, the Special Meeting was adjourned.
Proposal 2 - To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Dissolution Proposal or in the absence of a quorum.

For	Against	Abstain	Broker Non-Votes
2,673,599	374,686	15,907	0
Upon the approval of Proposal 2, the Company adjourned the Special Meeting for a second time. During the period of the adjournment, the Company will continue to solicit votes from its stockholders with respect to both proposals for the Special Meeting.
Stockholders will be able to attend the reconvened Special Meeting via live webcast at www.virtualshareholdermeeting.com/FRTX2023SM, on Friday, December 15, 2023 at 10 a.m. Mountain Time. Stockholders who have already submitted their proxy do not need to resubmit their proxy. Proxies previously submitted in respect of the Special Meeting will be voted at the reconvened Special Meeting as indicated therein, unless properly revoked in accordance with the procedures described in the Company’s proxy statement.
The close of business on October 17, 2023 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Special Meeting.
Item 7.01. Regulation FD Disclosure.
On December 1, 2023, the Company issued a press release announcing the adjournment of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.
IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed liquidation and dissolution of the Company (the “Dissolution”) and the Plan of Dissolution, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on October 20, 2023. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED DISSOLUTION, THE PLAN OF DISSOLUTION AND RELATED MATTERS, AND/OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FRESH TRACKS, THE PROPOSED DISSOLUTION, THE PLAN OF DISSOLUTION AND RELATED MATTERS. Stockholders may obtain a free copy of the definitive proxy statement and the other relevant materials, and any other documents filed by the Company with the SEC, at the SEC's website at http://www.sec.gov or on the “Investors” section of Fresh Track’s website at www.frtx.com.
Participants in the Solicitation
Fresh Tracks and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the proposed Dissolution, the Plan of Dissolution and related matters, and any other matters to be voted on at the Special Meeting. Information regarding the names, affiliations and direct or indirect interests, by security holdings or otherwise, of such directors and executive officers in the solicitation are included in the definitive proxy statement filed with the SEC on October 20, 2023. Additional information regarding such directors and executive officers, and other important Company information, are included in Fresh Track’s Annual Report on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on May 1, 2023.
Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Fresh Track’s stockholders in connection with the proposed Dissolution, the Plan of Dissolution and related matters are set forth in the definitive proxy statement. These documents are available free of charge as described in the preceding section.
For more information, visit https://www.frtx.com.
Cautionary Note Regarding Forward-Looking Statements
Any statements made in this Current Report on Form 8-K relating to future financial, business, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, Fresh Tracks’ proposed Dissolution pursuant to its Plan of Dissolution, the timing of filing of the Certificate of Dissolution, the timing and outcome of the Special Meeting to approve the Dissolution and the Plan of Dissolution, the Company’s intent to seek judicial dissolution and the results of such action, the amount, number, and timing of liquidating distributions, if any, to its stockholders, the amount of reserves, and similar statements, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this Current Report on Form 8-K, the words “may,” “could,” “should,” “might,” “show,” “adjourn,” “solicit,” “continue,” “conduct,” “reduce,” “report,” “seek,” “conserve,” “distribute,” “dissolve,” “encourage,” “discontinue,” “terminate,” “wind down,” “additional,” “announce,” “anticipate,” “believe,” “sufficient,” “estimate,” “expect,” “intend,” “plan,” “potential,” “will,” “evaluate,” “aim,” “meet,” “support,” “look forward,” “develop,” “promise,” “provide,” “first-in-class,” “opportunity,” “disrupt,” “reduce,” “suggest,” and similar expressions and their variants, as they relate to Fresh Tracks or any of Fresh Tracks’ partners, or third parties, may identify forward-looking statements. Fresh Tracks cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include the availability, timing and amount of liquidating distributions being different than expected; the amounts that will need to be set aside as reserves by Fresh Tracks being higher than anticipated; the possible inadequacy of such reserves to satisfy Fresh Tracks’ obligations; potential unknown contingencies or liabilities, and Fresh Tracks’ potential inability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any remaining Fresh Tracks assets; the application of, and any changes in, applicable tax and other laws, regulations, administrative practices, principles and interpretations; the incurrence by Fresh Tracks of expenses relating to the Dissolution being different than estimated; the ability of the Fresh Tracks board of directors to abandon, modify or delay implementation of the Dissolution, even after stockholder approval; failure of the Company’s stockholders to approve the proposed Plan of Dissolution; the Company’s ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, including the establishment of an adequate contingency reserve; and the uncertain macroeconomic and political environment.
Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in Fresh Tracks’ filings with the SEC, which are available at https://www.sec.gov (or at https://www.frtx.com). Readers are cautioned that these forward-looking statements and other statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are only estimates or predictions and should not place undue reliance upon the forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Fresh Tracks specifically disclaims any duty or obligation to update forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release issued by Fresh Tracks Therapeutics, Inc. on December 1, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2023	Fresh Tracks Therapeutics, Inc.

	By:	/s/ Albert N. Marchio, II
	Name:	Albert N. Marchio, II
	Title:	Chief Executive Officer and Chief Financial Officer

Exhibit 99.1

Fresh Tracks Therapeutics Announces Second Adjournment of Special Meeting of Stockholders
Meeting adjourned to December 15, 2023 at 10 a.m. MT
Fresh Tracks encourages all stockholders of record on October 17, 2023 who have not yet voted to do so by 11:59 p.m. Eastern Time on December 14, 2023
Company intends to seek judicial dissolution if the liquidation and dissolution is not approved by Fresh Tracks’ stockholders, which would reduce the amount of cash distributable to the stockholders
BOULDER, CO – December 1, 2023 – Fresh Tracks Therapeutics, Inc. (Nasdaq: FRTX) (“Fresh Tracks” or the “Company”) announced today that its special meeting of stockholders (the “Special Meeting”), which was previously adjourned on November 16, 2023, has been adjourned for a second time to Friday, December 15, 2023 at 10 a.m. Mountain Time with respect to both proposals described in Fresh Tracks’ definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 20, 2023 (the “Proxy Statement”).
The reconvened Special Meeting on December 15, 2023 will continue to be held via live webcast at www.virtualshareholdermeeting.com/FRTX2023SM. In addition, the record date for determining stockholders entitled to vote at the Special Meeting will remain the close of business on October 17, 2023.
During the current adjournment, Fresh Tracks continues to solicit votes from its stockholders with respect to both proposals set forth in the Proxy Statement. At the time the Special Meeting was adjourned, stockholders representing approximately 44.86% of the shares of Fresh Tracks’ common stock outstanding and entitled to vote had submitted proxies or votes in favor of Proposal 1, Approval of the Liquidation and Dissolution of the Company and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Company and the Board of Directors to Liquidate and Dissolve the Company in accordance with the Plan of Dissolution, which was not sufficient to approve Proposal 1.
Proxies previously submitted with respect to the Special Meeting will be voted on both proposals at the reconvened Special Meeting as indicated therein, unless properly revoked, and stockholders who have previously submitted a proxy need not take any action.
Fresh Tracks encourages all stockholders of record on October 17, 2023 who have not yet voted to submit their proxy by 11:59 p.m. Eastern Time on December 14, 2023. If Fresh Tracks’ stockholders do not approve Proposal 1, Fresh Tracks intends to seek judicial dissolution, which is likely to be costly and time-consuming and would reduce the amount of cash distributable to Fresh Tracks’ stockholders associated with the Company’s dissolution.
Your vote is important. If you have questions about how to vote, please call the Company’s proxy solicitor D.F. King at 800-769-4414 (or international: 914-218-4628).
IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
This press release is for informational purposes only. It is neither a solicitation of a proxy, an offer to purchase, nor a solicitation of an offer to sell shares of the Company. In connection with the proposed liquidation and dissolution of the Company (the “Dissolution”) and the Plan of Dissolution, the Company filed a definitive proxy statement with the SEC on October 20, 2023. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED DISSOLUTION, THE PLAN OF DISSOLUTION AND RELATED MATTERS, AND/OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE

BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FRESH TRACKS, THE PROPOSED DISSOLUTION, THE PLAN OF DISSOLUTION AND RELATED MATTERS. Stockholders may obtain a free copy of the definitive proxy statement and the other relevant materials, and any other documents filed by the Company with the SEC, at the SEC's website at http://www.sec.gov or on the “Investors” section of Fresh Track’s website at www.frtx.com.
Participants in the Solicitation
Fresh Tracks and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the proposed Dissolution, the Plan of Dissolution and related matters, and any other matters to be voted on at the Special Meeting. Information regarding the names, affiliations and direct or indirect interests, by security holdings or otherwise, of such directors and executive officers in the solicitation are included in the definitive proxy statement filed with the SEC on October 20, 2023. Additional information regarding such directors and executive officers, and other important Company information, are included in Fresh Track’s Annual Report on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on May 1, 2023.
Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Fresh Track’s stockholders in connection with the proposed Dissolution, the Plan of Dissolution and related matters are set forth in the definitive proxy statement. These documents are available free of charge as described in the preceding section.
For more information, visit https://www.frtx.com.
Cautionary Note Regarding Forward-Looking Statements
Any statements made in this press release relating to future financial, business, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, Fresh Tracks’ proposed Dissolution pursuant to its Plan of Dissolution, the timing of filing of the Certificate of Dissolution, the timing and outcome of the Special Meeting to approve the Dissolution and the Plan of Dissolution, the Company’s intent to seek judicial dissolution and the results of such action, the amount, number, and timing of liquidating distributions, if any, to its stockholders, the amount of reserves, and similar statements, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “might,” “show,” “adjourn,” “solicit,” “continue,” “conduct,” “reduce,” “report,” “seek,” “conserve,” “distribute,” “dissolve,” “encourage,” “discontinue,” “terminate,” “wind down,” “additional,” “announce,” “anticipate,” “believe,” “sufficient,” “estimate,” “expect,” “intend,” “plan,” “potential,” “will,” “evaluate,” “aim,” “meet,” “support,” “look forward,” “develop,” “promise,” “provide,” “first-in-class,” “opportunity,” “disrupt,” “reduce,” “suggest,” and similar expressions and their variants, as they relate to Fresh Tracks or any of Fresh Tracks’ partners, or third parties, may identify forward-looking statements. Fresh Tracks cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include the availability, timing and amount of liquidating distributions being different than expected; the amounts that will need to be set aside as reserves by Fresh Tracks being higher than anticipated; the possible inadequacy of such reserves to satisfy Fresh Tracks’ obligations; potential unknown contingencies or liabilities, and Fresh Tracks’ potential inability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any remaining Fresh Tracks assets; the application of, and any changes in, applicable tax and other laws, regulations, administrative practices, principles and interpretations; the incurrence by Fresh Tracks of expenses relating to the Dissolution being different than estimated; the ability of the Fresh Tracks board of directors to abandon, modify or delay implementation of the Dissolution, even after stockholder approval; failure of the Company’s stockholders to approve the proposed Plan of Dissolution; the Company’s ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, including the establishment of an adequate contingency reserve; and the uncertain macroeconomic and political environment. Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in Fresh Tracks’ filings with the SEC, which are available at https://www.sec.gov (or at https://www.frtx.com). The forward-looking statements represent the estimates of Fresh Tracks as of the date hereof only. Fresh Tracks specifically disclaims any duty or obligation to update forward-looking statements.
Fresh Tracks Therapeutics, Inc.
Investor Contact:
Dan Ferry
LifeSci Advisors
(617) 430-7576
daniel@lifesciadvisors.com